EXHIBIT 99.1

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
                                                  Franklin March 2nd Delivery                  08:56 Thursday, February 19, 2004   1
                                                   Portfolio Summary Report
                                               Prepared by Goldman, Sachs & Co.
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Pg   Pool Classification                                 Loans Principal Balan    CurrWAC  2/4 WAM   Am WAM   Age    OLTV    FICO
------------------------------------------------------------------------------------------------------------------------------------
0001 All Loans                                           8,023  $1,419,077,395    6.586    358.91    358.25   0.12   84.23   650.34
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*** TOTALS ***                                           8,023  $1,419,077,395
------------------------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


Project:     Franklin March 2nd Delivery     February 19, 2004   8:56  PAGE 0001
All Loans    All Loans

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
 ____________________________________________________________________________________________________________________
-
|Loans|Principal Balan|CurrWAC|Orig WA| Am WAM|    Age| OLTV |Margin|Per Cap|Life Ca|Life Fl|2/4 MTR| FICO  |
|_____|_______________|_______|_______|_______|_______|______|______| ______|_______|_______|_______|_______|________
|8,023| $1419077395.08|  6.586| 359.03| 358.25|   0.12| 84.23| 4.994|   1.00| 12.536|   6.54|  25.45| 650.34|
|-----|---------------|-------|-------|-------|-------|------|------|- -----|-------|-------|-------|-------|-------|

 ____________________________________________________________________________________________________________________
-                                                                                                                   -
|Current Rate         |Current Balance          |St Orig Term         |2/4 Rem Term         |AM WAM                 |
|---------------------|-------------------------|---------------------|---------------------|-----------------------|
| 3.01-4.00%      0.07| $0,000 - $50,000    0.96|121 - 180 Mths   0.53|121 - 180 Mths   0.52|Missing           43.91|
| 4.01-5.00%      2.50| $50,001 - $100,00   9.51|181 - 240 Mths   0.02|181 - 240 Mths   0.02|121 - 180 Mths     0.49|
| 5.01-6.00%     31.80| $100,000 - $150,0  18.66|301 - 360 Mths  99.45|301 - 360 Mths  99.45|181 - 240 Mths     0.02|
| 6.01-7.00%     36.54| $150,000 - $200,0  17.65|                     |                     |241 - 300 Mths     0.01|
| 7.01-8.00%     21.56| $200,000 - $250,0  13.12|                     |                     |301 - 360 Mths    55.57|
| 8.01-9.00%      6.98| $250,001 - $350,0  19.46|                     |                     |                       |
| 9.01-10.00%     0.53| $350,001 - $450,0  10.55|                     |                     |                       |
|10.01-11.00%     0.03| $450,001 - $550,0   4.86|                     |                     |                       |
|                     | $550,001 - $750,0   4.37|                     |                     |                       |
|                     | $750,001 - $950,0   0.65|                     |                     |                       |
|                     | $950,001 - $1.0M    0.21|                     |                     |                       |
|                     |                         |                     |                     |                       |
|                     |                         |                     |                     |                       |
|---------------------|-------------------------|---------------------|---------------------|-----------------------|-


 _______________________________________________________________________________
-                                                                               -
|Geography        |Zip         |Orig LTV          |FICO              |Lien      |
|-----------------|------------|------------------|------------------|----------|
|California  38.86|91913   0.32| 0.01-70.00   6.32| 540 - 559    2.52| 1. 100.00|
|Florida      7.22|92563   0.29| 70.01-75.0   4.04| 560 - 579    4.37|          |
|Texas        4.49|92592   0.29| 75.01-80.0  50.07| 580 - 619   21.25|          |
|New York     3.88|92345   0.25| 80.01-85.0   4.47| 620 - 649   25.27|          |
|Michigan     3.85|92392   0.25| 85.01-90.0  10.57| 650 - 674   18.43|          |
|Illinois     3.54|92078   0.24| 90.01-95.0   6.80| 675 - 699   12.13|          |
|Ohio         3.44|95020   0.23| 95.01-100.  17.73| 700 - 719    6.35|          |
|Georgia      2.69|92584   0.23|                  | 720 - 739    3.91|          |
|Colorado     2.59|93551   0.22|                  | 740 - 759    3.08|          |
|Minnesota    2.40|94583   0.22|                  | 760 - 799    2.59|          |
|Washington   2.11|92557   0.20|                  | 800+         0.10|          |
|Oregon       1.92|95377   0.20|                  |                  |          |
|Maryland     1.90|91354   0.20|                  |                  |          |
|*More*      21.12|*More* 96.85|                  |                  |          |
|-----------------|------------|------------------|------------------|----------|


 __________________________________________________________________________________________________________
-
|Fix vs Arm  |Property Type       |Occupancy           |Purpose             |Docs              |IO Flag   |
|------------|--------------------|--------------------|--------------------|------------------|----------|
|ARM    92.76|SFR            68.08|Owner Occupie  95.94|Purchase       65.56|FULL         89.00|     56.12|
|FIXED   7.24|PUD            18.86|Non-Owner Occ   4.06|Cashout Refi   27.31|NIV           6.96|IO   43.88|
|            |Condo           7.66|                    |REFI            7.12|LIV           2.87|
|            |Units 2-4       4.93|                    |CONST PE        0.02|No Doc        1.17|
|            |Condo >4        0.45|                    |                    |                  |
|            |Modular         0.01|                    |                    |                  |
|            |MANUHM          0.00|                    |                    |                  |
|            |                    |                    |                    |                  |
|            |                    |                    |                    |                  |
|            |                    |                    |                    |                  |
|            |                    |                    |                    |                  |
|            |                    |                    |                    |                  |
|____________|____________________|____________________|____________________|__________________|
-            -                    -                    -                    -                  --


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

_________________________________________________________________________________________
                                                                                         -
|Margins            |1st Rate Cap |Periodic Rate|2/4 MTR               |PPOTERM          |
|-------------------|-------------|-------------|----------------------|-----------------|
| Missing       7.24|   .     7.24|   .     7.24|0 Mths            7.26|   .        14.75|
| 1.01-2.00%    0.03|  1.00   0.51|  1.00  92.76|1 - 6 Mths        0.49| 12.000g     5.37|
| 2.01-3.00%    0.13|  2.00   0.16|             |7 - 12 Mths       0.18| 24.000     61.38|
| 3.01-4.00%   17.48|  3.00  92.09|             |13 - 24 Mths     79.62| 36.000     18.46|
| 4.01-5.00%   32.68|             |             |25 - 36 Mths      4.09| 48.000      0.04|
| 5.01-6.00%   27.91|             |             |37 - 48 Mths      0.01|
| 6.01-7.00%   13.28|             |             |49 - 60 Mths      8.28|
| 7.01-8.00%    1.22|             |             |61 - 72 Mths      0.08|                 |
| 8.01-9.00%    0.02|             |             |                      |                 |
|                   |             |             |                      |                 |
|                   |             |             |                      |                 |
|                   |             |             |                      |                 |
|-------------------|-------------|-------------|----------------------|-----------------|


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.